SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 4, 2005


                           DRAGON GOLD RESOURCES, INC.
                      -----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    000-50541
                            (Commission file number)

        Nevada                                          88-0507007
---------------------------               --------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
 of incorporation)


         REGENTS PLACE, 338 EUSTON ROAD, LONDON, UNITED KINGDOM NW1 3BT
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 44-207-416-4920
              (Registrant's telephone number, including area code)
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 5   Other Events

Effective as of March 3, 2005, the Company entered into a consulting agreement with Mr. Minghe Chen. Mr. Minghe Chen will provide management advisory services to the Company for a two year period and will be compensated with 50,000 shares of Company vesting pro rata over the life of the contract.

Exhibits.

5.1 Consulting Agreement between Dragon Gold Resources, Inc. and Minghe Chen dated March 3, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DRAGON GOLD RESOURCES, INC.


March 4, 2005                           /s/ Johannes Petersen
                                       -----------------------------------------
                                       Johannes Petersen, President and
                                       Chief Executive Officer